EXHIBIT 4.10.1
FIRST SENIOR NOTES REGISTRATION RIGHTS JOINDER
     With respect to the Senior Notes Registration Rights Agreement, dated as of October 15, 2010, among RGHL US Escrow I Inc., a company incorporated under the laws of the State of Delaware (the “US Corporate Escrow Issuer”), RGHL US Escrow I LLC, a limited liability company organized under the laws of the State of Delaware (the “US LLC Escrow Issuer”) and RGHL Escrow Issuer (Luxembourg) I S.A., a company incorporated as a société anonyme (a public limited liability company) under the laws of Luxembourg (the “Lux Escrow Issuer” and, together with the US Corporate Escrow Issuer and the US LLC Escrow Issuer, the “Escrow Issuers”), and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein and, such agreement, the “Senior Notes Registration Rights Agreement”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, (i) Reynolds Group Issuer LLC, a Delaware limited liability company (the “U.S. Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “U.S. Issuer II” and, together with the U.S. Issuer I, the “U.S. Issuers”) and Reynolds Group Issuer (Luxembourg) S.A., a company incorporated as a société anonyme (a public limited liability company) under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the U.S. Issuers, the “Issuers”) each assume all of the rights and obligations of the Escrow Issuers thereunder and (ii) each of the signatories hereto (other than the Issuers) assumes all of the rights and obligations as Guarantors under the Senior Notes Registration Rights Agreement, in each case, as of the effective time of the Escrow Release Date (as defined in the Senior Notes Registration Rights Agreement) and as though it had entered into the Senior Notes Registration Rights Agreement on October 15, 2010. The obligations assumed by the Issuers and the Guarantors under this Joinder, dated November 16, 2010, shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Senior Notes Registration Rights Agreement.

Very truly yours, REYNOLDS GROUP ISSUER INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER LLC
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

First Joinder to the Registration Rights Agreement (Senior Notes)

EVERGREEN PACKAGING INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BLUE RIDGE HOLDING CORP.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

BRPP, LLC
By:	BLUE RIDGE PAPER PRODUCTS INC., as Manager

by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

SIGNATURE PAGE TO
FIRST JOINDER TO THE REGISTRATION RIGHTS AGREEMENT (SENIOR NOTES)
RGHL

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President & Secretary

BAKERS CHOICE PRODUCTS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary & Vice President

SIGNATURE PAGE TO
FIRST JOINDER TO THE REGISTRATION RIGHTS AGREEMENT
(SENIOR NOTES)
RGHL

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

REYNOLDS GROUP HOLDINGS INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Secretary

REYNOLDS PACKAGING MACHINERY INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS, INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

SIGNATURE PAGE TO
FIRST JOINDER TO THE REGISTRATION RIGHTS AGREEMENT
(SENIOR NOTES)
RGHL

REYNOLDS FOIL INC.
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

REYNOLDS ACQUISITION CORPORATION
by	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Assistant Secretary

SIGNATURE PAGE TO
FIRST JOINDER TO THE REGISTRATION RIGHTS AGREEMENT
(SENIOR NOTES)
RGHL

REYNOLDS PACKAGING LLC
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG HOLDING USA, INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG COMBIBLOC INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

REYNOLDS FLEXIBLE PACKAGING INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

ULTRA PAC, INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Vice President and Assistant Treasurer

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (LUXEMBOURG) S.À.R.L.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS (LUXEMBOURG) S.À.R.L.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

SIG FINANCE (LUXEMBOURG) S.À.R.L., in liquidation
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

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First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CLOSURE SYSTEMS INTERNATIONAL B.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS INTERNAIONAL B.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

REYNOLDS FOOD PACKAGING CANADA INC.
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

EVERGREEN PACKAGING CANADA LIMITED
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

EVERGREEN PACKAGING (HONG KONG) LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

SIG COMBIBLOC LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CSI LATIN AMERICAN HOLDINGS CORPORATION
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA, S.R.L.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney-in-Fact

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First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorised Signatory

SIG INTERNATIONAL SERVICES GMBH
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorised Signatory

SIG INFORMATION TECHNOLOGY GMBH
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorised Signatory

SIG VIETNAM BETEILIGUNGS GMBH
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorised Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

SIG Euro Holding AG & Co. KGaA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG
By	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorised Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative
/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

CSI HUNGARY KFT.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

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First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

EVERGREEN PACKAGING MEXICO, S. DE R.L. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

MAXPACK, S. DE R.L. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

REYNOLDS GROUP HOLDINGS LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Witnessed by:

/s/ Karen Mower
	Name:	Karen Mower
	Title:	Lawyer
	Address:	Sydney, Australia

WHAKATANE MILL LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Authorized Signatory

Witnessed by:

/s/ Karen Mower
	Name:	Karen Mower
	Title:	Lawyer
	Address:	Sydney, Australia

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

SIG HOLDINGS (UK) LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

SIG COMBIBLOC LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

IVEX HOLDINGS, LTD.
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

KAMA EUROPE LIMITED
by	/s/ Stephen Pardy
	Name:	STEPHEN PARDY
	Title:	Attorney

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

SIG ALLCAP AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC GROUP AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC PROCUREMENT AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG COMBIBLOC (SCHWEIZ) AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG REINAG AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

SIG TECHNOLOGY AG
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

SIG ASSET HOLDINGS LIMITED
by	/s/ Chiara Brophy
	Name:	CHIARA BROPHY
	Title:	Authorized Signatory

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First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA
by	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
by	/s/ Felix Colas Morea
	Name:	Felix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.
by	/s/ Edimara Iansen Wieczorek
	Name:	Edimara Iansen Wieczorek
	Title:	Legal Manager

by	/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	General Manager

Signature Page to
First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL

Executed by WHAKATANE MILL	)
AUSTRALIA PTY LIMITED by the	)
party’s attorney pursuant to power of	)
attorney dated 6 October 2010. who	)
states that no notice of revocation of	)
the power of attorney has been	)
received in the presence of:	)

/s/ Karen Mower	/s/ Pru Wyllie

Witness	Attorney

Karen Mower	PRU WYLLIE

Name of Witness	Name of Attorney

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First Joinder to the Registration Rights Agreement (Senior Notes)
RGHL